CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.


          Date of Event: May 3, 2002 (date of earliest event reported)



                          eLocity Networks Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)


     0-27087                                                  58-2027283
     -------                                                  ----------
 (Commission File Number)                  (IRS Employer Identification Number)

               26 Blue Anchor Cay Road, Coronado, California 92118
                    (Address of principal executive offices)

                                 (619) 575-0755
              (Registrant's telephone number, including area code)




This Form 8-K is submitted for the purpose of disclosing a change of auditing firms, pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11.

ITEM 4.  Changes in Registrant's Certifying Accountant

On May 3, 2002, eLocity Networks Corporation ("eLocity") dismissed Bobbitt Pittenger & Co ("Bobbitt Pittenger") as its principal accountant engaged to audit eLocity's financial statements, effective May 15, 2002. The audit reports of Bobbitt Pittenger for the two most recent fiscal years, covering fiscal years 2000 and 2001, and subsequent interim periods (the "reporting periods") have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the reporting periods, eLocity has had no disagreements with Bobbitt Pittenger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Bobbitt Pittenger to make reference in connection with their opinion to the subject matter of the disagreement. Additionally, during the reporting period there were no reportable events, as defined in Item 304(a)(1)(iv) of Regulation S-B.

eLocity provided Bobbitt Pittenger a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). eLocity requested that Bobbitt Pittenger furnish eLocity with a consent letter stating whether Bobbitt Pittenger agrees with the above statements, a copy of which is filed as Exhibit 16(ii) to this Form 8-K.

On May 3, 2002, eLocity retained Jones Simkins LLP, of Logan, Utah ("Jones"), to be its principal accountant, engaged to audit eLocity's financial statements. This action was taken to replace the Florida based firm of Bobbitt Pittenger & Co ("Bobbitt Pittenger"), following the recent change in management. The change is due to management's desire to have an auditing firm in closer proximity to eLocity's new management offices. Bobbitt Pittenger and eLocity have had no disagreements over management practices or accounting policies. The change in auditors becomes effective May 15, 2002. Bobbitt Pittenger will review eLocity's first quarter reports for fiscal year 2002. eLocity's Board of Directors approved the engagement of Jones as the principal accountant.

Prior to engaging Jones, eLocity did not consult with Jones regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on eLocity's financial statements, or any other financial presentation, whatsoever.

eLocity provided Jones with a copy of this report prior to filing it with the SEC. eLocity requested that Jones furnish eLocity with an consent letter, addressed to the SEC, stating whether Jones agrees with the above statements. A copy of that consent letter, dated May 3, 2002, is attached hereto, as Exhibit 16(i). Also attached, as Exhibit 16(ii), is the consent to change of auditing firms, from Bobbitt Pittenger & Co.

ITEM 7. Financial Statements and Exhibits The following exhibits are included as part of this report:
---------------- ----------- --------------------------------------------------
  Exhibit No.     Page No.   Description
---------------- ----------- --------------------------------------------------

     16(i)           3       Consent letter from Jones Simkins LLP

    16(ii)           4       Consent of Bobbitt Pittenger & Co to change
                             in independent auditors.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 3rd day of May, 2002.

                                           eLocity Networks Corporation



                                           ------------------------------------
                                           Sandra Jorgenson, President

                               Jones Simkins, LLP
                          Certified Public Accountants

                                                                   Exhibit 16(i)






CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We have read the statements that we understand eLocity Networks Corporation (eLocity) will include under Item 4 of the form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

Yours truly,

/s/ Jones Simkins LLP

JONES SIMKINS LLP
Logan, Utah
May 3, 2002

                                              Bobbitt, Pittenger & Company, P.A.
                                                    Certified Public Accountants



                                                                  Exhibit 16(ii)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the change in the eLocity Networks Corporation ("eLocity") Certifying Accountant as described in Item 4 of eLocity's Form 8-K dated May 3, 2002, filed with the Securities and Exchange Commission. We have read the first paragraph of Item 4 and are in agreement with the statements contained therein.


/s/ Bobbitt, Pittenter & Company, P.A.
BOTTITT, PITTENGER & COMPANY, P.A.
Sarasota, Florida
May 3, 2002